UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 21, 2008
WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-02979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)
1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This Form 8-K/A amends Item 8.01 of the Current Report on Form 8-K filed by Wells Fargo & Company (“Wells Fargo”) on October 30, 2008 to update the unaudited pro forma condensed combined financial information attached thereto as Exhibit 99.1, including to give effect to Wells Fargo’s capital issuances to the Department of the Treasury on October 28, 2008 and Wells Fargo’s common stock offering on November 13, 2008.
     Updated unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of Wachovia Corporation, KPMG LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2008	WELLS FARGO & COMPANY
	By:	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of Wachovia Corporation, KPMG LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information